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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)       September 19, 1996
                                                --------------------------------


                       ALL AMERICAN COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-14333                  95-380-3222
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


    808 Wilshire Boulevard, Santa Monica, California             90401-1810
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        (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code        (310) 656-1100
                                                  ------------------------------


                                   No Change
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         (Former name or former address, if changed since last report.)


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        ITEM 5. OTHER EVENTS

        Attached hereto as an exhibit is a press release, dated September 19, 1996, of All American Communications, Inc., a Delaware corporation. Such release is incorporated herein by reference.

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        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ALL AMERICAN COMMUNICATIONS, INC.

Date: September 25, 1996
                                  By: /s/ Paul Westphal
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                                      Paul Westphal
                                      Senior Executive Vice President -- Finance